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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    December 16, 2005
                                                     ---------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                0-23494                                   35-1778566
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        (Commission File Number)              (IRS Employer Identification No.)


 501 Airtech Parkway, Plainfield, Indiana                   46168
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 16, 2005, Brightpoint Holdings B.V. ("BV2") a wholly-owned subsidiary of Brightpoint, Inc. (the "Company") completed its previously announced plan to sell its operations in France. Pursuant to the sale and purchase agreement (the "Agreement") BV2 sold all of the equity securities of its subsidiary Brightpoint France SARL ("BPF") and transferred all of the shareholder loans extended by BV2 to BPF to an entity formed by the former Managing Director of BPF ("Newco") for an aggregate purchase price of approximately 1,400,000 Euros, with approximately 100,000 Euros payable by Newco on or before January 31, 2006 and approximately 1,300,000 Euros payable by Newco in annual installments on each of the first, second and third anniversaries following the date of closing. The previously announced (press release dated October 28, 2005 and Form 8-K filed on October 31, 2005) agreement for BV2 to sell the Company's operations in France to an entity to be formed by Initiative ET Finance Investissement expired by its terms.

The Company announced the sale and purchase agreement in a press release dated December 22, 2005, which is annexed hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
ITEM 2.06 MATERIAL IMPAIRMENTS

As a result of the sale of its operations in France as described in Item 1.01, the Company expects to record an additional non-cash loss on disposal of approximately $2,200,000 in discontinued operations during the fourth quarter of 2005. This additional non-cash loss on disposal is in addition to the non-cash loss originally reported by the Company in a Form 8-K on October 31, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release of Brightpoint, Inc. Dated December 22, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By:  /s/ Steven E. Fivel
                                           -----------------------------------
                                             Steven E. Fivel
                                             Executive Vice President and
                                             General Counsel

Date:  December 22, 2005